Exhibit (m)(1): Calculations of Illustrations for Succession Select

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash  Value
                      = $1,000,000  or 134% x $71,156.19
                      = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                     $57,684.58
+ Annual Premium*                                     $17,000.00
- Premium Expense Charge**                            $   850.00
- Monthly Deduction***                                $ 1,251.88
- Mortality & Expense Charge****                      $   658.40
+ Hypothetical Rate of Return*****                    $  (768.11)
                                                      ----------
=                                                     $   71,156  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  34.28
2                                             $  34.29
3                                             $  34.29
4                                             $  34.30
5                                             $  34.31
6                                             $  34.32
7                                             $  34.33
8                                             $  34.34
9                                             $  34.34
10                                            $  34.35

11                                            $  34.36
12                                            $  34.37

Total                                         $ 411.88

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                         Interest
-----                                         --------
 1                                            $ (65.10)
 2                                            $ (64.90)
 3                                            $ (64.70)
 4                                            $ (64.50)
 5                                            $ (64.30)
 6                                            $ (64.11)
 7                                            $ (63.91)
 8                                            $ (63.71)
 9                                            $ (63.52)
 10                                           $ (63.32)
 11                                           $ (63.12)
 12                                           $ (62.93)

Total                                         $(768.11)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $ 71,156.19
- Year 5 Surrender Charge                     $ 18,694.85
                                              -----------
=                                             $    52,461  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash  Value
                     = $1,000,000  or 134% x $85,367.03
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4             $67,118.54
+ Annual Premium*                             $17,000.00
- Premium Expense Charge**                    $   850.00
- Monthly Deduction***                        $ 1,246.71
- Mortality & Expense Charge****              $   743.38
+ Hypothetical Rate of Return*****            $ 4,088.57
                                              ----------
=                                             $   85,367   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  33.93
2                                             $  33.92
3                                             $  33.91
4                                             $  33.91
5                                             $  33.90
6                                             $  33.90
7                                             $  33.89
8                                             $  33.88
9                                             $  33.88
10                                            $  33.87
11                                            $  33.86
12                                            $  33.86

Total                                         $ 406.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   336.84
2                                           $   337.54
3                                           $   338.24
4                                           $   338.94
5                                           $   339.64
6                                           $   340.35
7                                           $   341.05
8                                           $   341.76
9                                           $   342.48
10                                          $   343.19
11                                          $   343.91
12                                          $   344.63

Total                                       $ 4,088.57

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $85,367.02
- Year 5 Surrender Charge                     $18,694.85
                                              ----------
=                                             $   66,672   (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash  Value
                      = $1,000,000  or 134% x $102,019.84
                      = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4             $77,741.13
+ Annual Premium*                             $17,000.00
- Premium Expense Charge**                    $   850.00
- Monthly Deduction***                        $ 1,240.76
- Mortality & Expense Charge****              $   839.07
+ Hypothetical Rate of Return*****            $10,208.54
                                              ----------
=                                             $  102,020   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  33.53
2                                             $  33.51
3                                             $  33.48
4                                             $  33.46
5                                             $  33.44
6                                             $  33.41
7                                             $  33.39
8                                             $  33.36
9                                             $  33.33
10                                            $  33.31
11                                            $  33.28
12                                            $  33.26

Total                                         $ 400.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   818.75
2                                           $   824.41
3                                           $   830.11
4                                           $   835.86
5                                           $   841.65
6                                           $   847.49
7                                           $   853.38
8                                           $   859.32
9                                           $   865.30
10                                          $   871.33
11                                          $   877.41
12                                          $   883.54

Total                                       $10,208.54

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $102,019.84
- Year 5 Surrender Charge                   $ 18,694.85
                                            -----------
=                                           $    83,325   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $69,390.12
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $56,384.29
+ Annual Premium*                           $17,000.00
- Premium Expense Charge**                  $   850.00
- Monthly Deduction***                      $ 1,748.27
- Mortality & Expense Charge****            $   644.25
+ Hypothetical Rate of Return*****          $  (751.65)
                                            ----------
=                                           $   69,390   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
 1                                            $  55.60
 2                                            $  55.62
 3                                            $  55.63
 4                                            $  55.65
 5                                            $  55.67
 6                                            $  55.68
 7                                            $  55.70
 8                                            $  55.71
 9                                            $  55.73
 10                                           $  55.74
 11                                           $  55.76
 12                                           $  55.78

Total                                         $ 668.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                         Interest
-----                                         --------
 1                                            $ (63.92)
 2                                            $ (63.68)
 3                                            $ (63.45)
 4                                            $ (63.22)
 5                                            $ (62.99)
 6                                            $ (62.75)
 7                                            $ (62.52)
 8                                            $ (62.29)
 9                                            $ (62.06)
 10                                           $ (61.83)
 11                                           $ (61.59)
 12                                           $ (61.37)

Total                                         $(751.65)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                           $69,390.12
- Year 5 Surrender Charge                     $18,694.85
                                              ----------
=                                             $   50,695   (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $83,354.66
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4             $65,668.95
+ Annual Premium*                             $17,000.00
- Premium Expense Charge**                    $   850.00
- Monthly Deduction***                        $ 1,740.02
- Mortality & Expense Charge****              $   727.95
+ Hypothetical Rate of Return*****            $ 4,003.67
                                              ----------
=                                             $   83,355   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
 1                                            $  55.04
 2                                            $  55.04
 3                                            $  55.03
 4                                            $  55.02
 5                                            $  55.01
 6                                            $  55.01
 7                                            $  55.00
 8                                            $  54.99
 9                                            $  54.98
 10                                           $  54.97
 11                                           $  54.97
 12                                           $  54.96

Total                                         $ 660.02

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
 1                                          $   330.81
 2                                          $   331.32
 3                                          $   331.83
 4                                          $   332.34
 5                                          $   332.86
 6                                          $   333.37
 7                                          $   333.89
 8                                          $   334.41
 9                                          $   334.93
 10                                         $   335.45
 11                                         $   335.98
 12                                         $   336.50

Total                                       $ 4,003.67

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $83,354.65
- Year 5 Surrender Charge                   $18,694.85
                                            ----------
=                                           $   64,660   (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Preferred NonSmoker, Face: $1,000,000, Premium: $17,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $99,728.66
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4           $76,128.13
+ Annual Premium*                           $17,000.00
- Premium Expense Charge**                  $   850.00
- Monthly Deduction***                      $ 1,730.54
- Mortality & Expense Charge****            $   822.18
+ Hypothetical Rate of Return*****          $10,003.26
                                            ----------
=                                           $   99,729   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                           COI
-----                                         --------
1                                             $  54.41
2                                             $  54.38
3                                             $  54.34
4                                             $  54.31
5                                             $  54.27
6                                             $  54.23
7                                             $  54.20
8                                             $  54.16
9                                             $  54.12
10                                            $  54.08
11                                            $  54.04
12                                            $  54.00

Total                                         $ 650.54

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

Month                                        Interest
-----                                       ----------
1                                           $   804.31
2                                           $   809.49
3                                           $   814.72
4                                           $   819.99
5                                           $   825.30
6                                           $   830.65
7                                           $   836.05
8                                           $   841.49
9                                           $   846.97
10                                          $   852.50
11                                          $   858.08
12                                          $   863.70

Total                                       $10,003.26

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                         $99,728.67
- Year 5 Surrender Charge                   $18,694.85
                                            ----------
=                                           $   81,034   (rounded to the nearest dollar)